Second Quarter 2016 SLM CORPORATION INVESTOR PRESENTATION Exhibit 99.1

2 Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward-Looking Statements The following information is current as of April 20, 2016 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter ended March 31, 2016, the Form 10-Q for the quarter ended March 31, 2016 (filed with the Securities and Exchange Commission (“SEC”) on April 20, 2016) and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 (filed with the SEC on Feb. 26, 2016) and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures to successfully implement cost- cutting and restructuring initiatives and adverse effects of such initiatives on the Company’s business; risks associated with restructuring initiatives; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayments on the loans made by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – GAAP Consolidated Earnings Summary-’Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 for a further discussion and the “’Core Earnings’ to GAAP Reconciliation” table in this Presentation for a complete reconciliation between GAAP net income and “Core Earnings”. Disclaimer. A significant portion of the historical data relating to historical Smart Option Student Loan performance used to prepare certain of these materials was provided to the Company by Navient Corporation (“Navient”) pursuant to a Data Sharing Agreement executed in connection with the Spin-Off (as hereinafter defined). Under the Data Sharing Agreement, Navient makes no representations or warranties to the Company concerning the accuracy and completeness of information that they provided. The Company and Sallie Mae Bank have not independently verified, and are not able to verify, the accuracy or completeness of the data provided under the agreement or of Navient’s representations and warranties. Although we have no reason to believe that the data received from Navient and used to prepare the tabular and graphic presentations in this document as a whole is materially inaccurate or incomplete, and have assumed that the data provided by Navient under the Data Sharing Agreement as a whole to be materially accurate and complete, neither the Company nor any person on its behalf has independently verified the accuracy and completeness of such data.

3 Sallie Mae Brand • #1 saving, planning and paying for education company with 40 years of leadership in the education lending market • Top ranked brand: 6 out of 10 consumers of education finance recognize the Sallie Mae brand • Industry leading market share in private education lending: 54% market share(1) • Over 2,400 actively managed university relationships across the U.S. • Complementary consumer product offerings • Over one million long-term engaged customers across the Sallie Mae brands (1) Source: MeasureOne CBA Report as of September 2015

4 Sallie Mae Overview Sallie Mae Key Statistics for Q1 2016 − $0.14 diluted earnings per share − 90% of Private Education Loans are cosigned − Average Private Education Loan Originations FICO of 748 − 79% of Private Education Loans outstanding have a FICO ≥ 700 at origination − 32% of Private Education Loans are in full principal and interest repayment − Net interest income $210 million − Net interest margin= 5.77% − Private Education Loan yield= 8.03% A diversified approach to funding which includes: − $11.5 billion in deposits −$6.8 billion brokered deposits −$4.7 billion in retail and other deposits − $750 million secured commercial paper funding facility − $623 million of term funding raised in ABS market in July 2015

5 ($B as of 3/31/16) Assets 15.3 - FFELP Loans 1.1 - Private Loans 12.0 - Deposits 11.5 - Preferred Equity 0.6 - Common Equity 1.6 - - National sales and marketing - Largest salesforce in the industry - Specialized underwriting capability - Capital markets expertise Sallie Mae Summary Private Education Loan - Originator and Servicer Deposits - Upromise Rewards - Credit Card - - Leading private education loan franchise - Conservative credit and funding - Expanding consumer finance product suite Strategic Overview Key Businesses Balance Sheet Competitive Advantage

6 $17 $17 $27 $27 $99 $31 $149 $53 Full-Time Private School Full-Time Public School Full-Time Private School Full-Time Public School Stafford Loan Limit Cost of Attendance Gap Favorable Student Loan Market Trends 12.9 13.3 13.4 13.5 13.4 13.5 2009 2010 2011 2012 2013 2014 (millions) Academic Year Enrollment at Four-Year Degree Granting Institutions(1) Annual Cost of Education(2) $14 $14 $15 $16 $17 $18 $18 $19 $20 $32 $34 $35 $36 $38 $39 $41 $42 $44 2007 2008 2009 2010 2011 2012 2013 2014 2015 Public Private (thousands) Federal Loans $97 Family Contributions $163 Grants $124 Private Education Loans $9 Ed. Tax Benefit / Work Study $19 ($ in billions) Total Estimated Cost: $412 Estimated Total Cost of Education – 2014 / 2015 AY(3) Cost of College (Based on a Four-Year Term)(4) (billions) (thousands) (1) Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022 (NCES, February 2014), Enrollment in Postsecondary Institutions (2) Source: Trends in College Pricing.© 2015 The College Board,. www.collegeboard.org, Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted (3) Source: Total post-secondary education spend is estimated by Sallie Mae determining the full-time equivalents for both graduates and undergraduates and multiplying by the estimated total per person cost of attendance for each school type. In doing so, we utilize information from the US Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022 (NCES 2014-, February 2014), The Integrated Postsecondary Education Data System (IPEDS), College Board -Trends in Student Aid 2015. © 2015 The College Board. www.collegeboard.org, College Board -Trends in Student Pricing 2015. © 2015 The College Board. www.collegeboard.org, National Student Clearinghouse - Term Enrollment Estimates and Company Analysis. Other sources for these data points also exist publicly and may vary from our computed estimates. NCES, IPEDS, and College Board restate their data annually, which may cause previously reported results to vary. We have also restated figures in our Company Analysis to standardize all costs of attendance to dollars not adjusted for inflation. This has a minimal impact on historically-stated numbers. (4) Source: Trends in College Pricing.© 2015 The College Board, www.collegeboard.org, U.S. Department of Education 2015 $116 $48 $176 $80 AY 2005-2006 AY 2015-2016

7 Relationship Between Higher Education, Income and Employment(1) 0% 2% 4% 6% 8% 10% 12% 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Less than H.S. High school Some college Associate Bachelor's Master's Doctorate Professional Unemployment Average weekly income Higher Education Value Proposition $ 7,499 $ 9,690 $ 14,245 $ 15,780 $ 17,500 Silents in 1965 Early Boomers in 1979 Late Boomers in 1986 Gen Xers in 1995 Millenials in 2013 Key Statistics • The unemployment rate for individuals 25 to 34 years-old with four-year college degrees was 2.9%, compared to 8.2% for high school graduates(1) • 64% of students graduate with student loans in AY 2014-2015(3) • 67% of student loan borrowers have debt balances less than $25,000 and 4% have balances above $100,000 (average borrowings of $26,700) (3) (1) Source: U.S. Bureau of Labor Statistics- March 2016 (2) Source: PEW Research Center- The Rising Cost of Not Going to College February 2014 (3) Source: Trends in Student Aid.© 2015 The College Board, www.collegeboard.org, U.S. Department of Education 2015 Incremental Earnings From a College Degree Has Increased For Generations(2)

8 Product Features • Offers three repayment options while in school, which include Interest Only, $25 Fixed Payment and Deferred Repayment • Variable and Fixed Interest Rate Options • All loans are certified by the school’s financial aid office to ensure all proceeds are for educational expenses Distribution Channels • Nationally recognized brand • Largest national sales force in industry actively manages over 2,400 college relationships • Represented on vast majority of college directed preferred lender lists • Significant marketing experience to prospective customers through paid search, affiliates, display, direct mail and email • Leverage low cost customer channels to contribute to significant serialization in following years • Marketing and distribution through partnerships with banks, credit unions, resellers and membership organizations Smart Option Overview

9 High Quality Private Education Loan Growth $3,342 $3,795 $4,076 $4,330 $1,804 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2012 2013 2014 2015 2016 Dis bu rse me nt s ($ MM ) Private Education Loan Disbursements $4,600 6% 14% 6% 7% Disbursement Statistics ($) 2012 2013 2014 2015 Q1 2016 % Cosigned 9% 89% 9% 9% 91% In School Payment 61 58 57 56 57 Average Originated FICO 748 746 748 749 748

10 Analytical Approach to Credit Borrower/Cosigner Initial Screen ► $1,000 minimum loan ► Minimum FICO of 640 ► No existing SLM 30+ day past dues ► No student loans 90+ day past dues ► No recent bankruptcy ► 2+ trades for cosigners and 4+ trades for non-cosigner ► Asset expertise and rigorous underwriting driven by large volume of historical data ► 160 employees ► ~1.3mm annual applications ► ~40% approval rate Custom Scorecard ► Multi-scenario approach that predicts percentage of borrowers likely to reach 90+ days past due ► Built in coordination with Experian Decision Analytics ► Applies 15 – 18 application and credit bureau attributes Manual Review ► ~8% of applications ► Pass risk scores, but require further review due to credit concerns — Thorough review of bankruptcies, collection accounts, etc. — Higher levels of existing student debt — High credit utilization

11 High Quality Private Education Portfolio Customer FICO at Origination Smart Option Payment Type Portfolio Interest Rate Type Variable 81% Fixed 19% 780+ 30% 740 - 780 23% 700 - 740 26% <700 21% Weighted Average FICO: 746 Portfolio by Originations Vintage [CATEGORY NAME] 22% [CATEGORY NAME] 31% [CATEGORY NAME] 47% Smart Option Loans: $11.6bn [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] 2016 5% Weighted Average Age of Loan: ~1.7 years As of 3/31/16

12 Low cost deposit base with no branch overhead — 80% of retail deposits are savings accounts — Brokered deposits used as alternative funding source Term funding / securitizations will augment deposit funding for future growth — Experienced capital markets team — Capacity to securitize $2 – $3bn of private education loans Multi-year revolving conduit facility — Provides seasonal loan funding and backup liquidity — Multi-year $750mm conduit provided by consortium of banks Substantial liquidity portfolio — $938mm of on-balance sheet cash as of 3/31/16 70% 30% 58% 34% 8% Conservative Funding Approach 2015 Target Retail deposits Brokered deposits Secured debt

13 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Mar- 12 Jun-1 2 Sep- 12 Dec- 12 Mar- 13 Jun-1 3 Sep- 13 Dec- 13 Mar- 14 Jun-1 4 Sep- 14 Dec- 14 Mar- 15 Jun-1 5 Sep- 15 Dec- 15 Mar- 16 % of P&I Repa ymen t Ba lanc e Legacy SLM: 91+ Delinquency SLM Bank: 91+ Delinquency 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Mar- 12 Jun-1 2 Sep- 12 Dec- 12 Mar- 13 Jun-1 3 Sep- 13 Dec- 13 Mar- 14 Jun-1 4 Sep- 14 Dec- 14 Mar- 15 Jun-1 5 Sep- 15 Dec- 15 Mar- 16 % of P&I Repa ymen t Ba lanc e Legacy SLM: Annualized Gross Default Rate SLM Bank: Annualized Gross Default Rate 0.0 2.0 4.0 6.0% 8.0% 10.0% Mar- 12 Jun-1 2 Sep- 12 Dec- 12 Mar- 13 Jun-1 3 Sep- 13 Dec- 13 Mar- 14 Jun-1 4 Sep- 14 Dec- 14 Mar- 15 Jun-1 5 Sep- 15 Dec- 15 Mar- 16 % of P&I Repa ymen t Ba lanc e Legacy SLM: 31-60 Delinquency SLM Bank: 31-60 Delinquency 0.0 2.0 4.0 6.0% 8.0% 10.0% Mar- 12 Jun-1 2 Sep- 12 Dec- 12 Mar- 13 Jun-1 3 Sep- 13 Dec- 13 Mar- 14 Jun-1 4 Sep- 14 Dec- 14 Mar- 15 Jun-1 5 Sep- 15 Dec- 15 Mar- 16 % of P&I Repa ymen t Ba lanc e Legacy SLM: 61-90 Delinquency SLM Bank: 61-90 Delinquency Delinquency and Default Performance (As a % of Loans in P&I Repayment)(1),(2),(3) 31-60 Day Delinquency 91+ Day Delinquency 61-90 Day Delinquency Annualized Gross Default Rate As of 3/31/16 (1) For important information regarding historical performance data, see pages 26 and 27. (2) Loans in ‘P&I Repayment’ include only those loans for which scheduled principal and interest payments are due. Legacy SLM portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. (3) Delinquency and Default rates are calculated as a percentage of loans in principal and interest (P&I) repayment.

14 Cumulative Defaults by P&I Repayment Vintage(1),(2),(3) Smart Option Cumulative Gross Defaults by P&I Repayment Vintage and Years in P&I Repayment As of 3/31/16 (1) For important information regarding historical performance data, see pages 26 and 27. (2) Loans in ‘P&I Repayment’ include only those loans for which scheduled principal and interest payments are due. Legacy SLM and Navient portfolio serviced pursuant to a 212 day charge-off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge-off policy. Historical trends may not be indicative of future performance. (3)Certain data used in the charts above was provided by Navient under a data sharing agreement. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. 6.1% 5.1% 3.7% 2.7% 1.8% [VALUE] 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0 1 2 3 4 5 6 7 C u m u la ti v e De fa u lt Ra te a s a % o f O ri g in a l Ba la n c e Years in P&I Repayment 2010 2011 2012 2013 2014 2015

15 Financial Review • Private Education Loan portfolio growth of 24% in Q1 2016 vs. Q1 2015 • Conservatively funded with 14.4% risk based capital at the end of Q1 2016 • Stable deposit base coupled with term funding from securitizations • Full-year net interest margin expectation of 5.60% • Return on Common Equity (Core) and Return on Assets (Core) in Q1 2016 was 15.9% and 1.7%, respectively • Diluted EPS growth of 40% for Q1 2016 vs. Q1 2015 (in millions) Q1 2016 Q1 2015 Variance PSL 12,144$ 9,786$ 2,357$ PSL Reserve (123) (85) (37) FFELP 1,091 1,212 (121) FFELP Reserve / Other (4) (5) 1 Total Loans 13,108 10,909 2,199 Cash 938 876 63 All Other Assets 1,278 1,149 129 Total Assets 15,325 12,934 2,391 Brokered Deposits 6,826 6,624 202 Retail Deposits 3,255 3,091 164 Other Liabilities 3,099 1,353 1,747 Equity 2,144 1,866 278 Total Liabilities & Equity 15,325$ 12,934$ 2,391$ PSL Reserve % of Balance (Gross) 1.01% 0.87% 0.14 % Interest Income 249$ 201$ 48$ Interest Expense (40) (30) (9) Net Interest Income before Provision 210 171 39 Provision (33) (17) (16) NII After Provision 177 154 23 Gain On Sale, net - 0 (0) Fee Income 21 8 13 Gain/(Loss) on Hedging Activities, net (0) 3 (4) Total Expenses (93) (86) (7) GAAP Pre-Tax Income 105$ 79$ 25$ Core Earnings Pre-Tax Income 106$ 77$ 29$ GAAP Net Income 66$ 48$ 18$ Core Earnings Adjustments 1 (1) 2 Core Earnings 67$ 46$ 20$ Preferred Dividends (5)$ (5)$ (0)$ GAAP Earnings Attributable to Common Stock 61$ 43$ 18$ Core Earnings Attributable to Common Stock 61$ 42$ 20$ Return on Assets (Core) 1.7% 1.4% 0.3% Return on Common Equity (Core) 15.9% 13.2% 2.8% Total Risk-Based Capital Ratio (Bank Only) 14.4% 14.4% (0.0%) CSEs 431 432 (1) Core EPS $0.14 $0.10 $0.05 B a la n c e S h e e t In c o m e S ta te m e n t M e tr ic s

16 • Market share leader in private student loan industry • High quality assets and conservatively funded balance sheet • Predictable balance sheet growth • Strong capital position and funding capabilities • A financial services company with high growth trajectory and excellent return on equity Sallie Mae Bank

17 ABS Supplement

18 Sallie Mae’s Smart Option Loan Product Overview • The Smart Option loan product was introduced by Sallie Mae in 2009 • The Smart Option loan program consists of: – Smart Option Interest Only loans - require full interest payments during in-school, grace, and deferment periods – Smart Option Fixed Pay loans - require $25 fixed payments during in-school, grace, and deferment periods – Smart Option Deferred loans – do not require payments during in-school and grace periods • Variable rate loans indexed to LIBOR, or fixed rate • Smart Option payment option may not be changed after selected at origination • Underwritten using proprietary credit score model • Marketed primarily through the school channel and also directly to consumers, with all loans certified by and disbursed directly to schools Smart Option Loan Program Origination Channel School Typical Borrower Student Typical Co-signer Parent Typical Loan $10,000 avg orig bal, 5 to 15 yr term, in-school payments of interest only, $25 fixed or fully deferred Origination Period March 2009 to present Certification and Disbursement School certified and school disbursed Borrower Underwriting FICO, custom credit score model, and judgmental underwriting Borrowing Limits $200,000 Historical Risk-Based Pricing L + 2% to L + 14% Dischargeable in Bankruptcy No (1) Additional Characteristics • Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board • Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs • Both Title IV and non-Title IV schools (1) Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship“.

19 SMB vs. Legacy SLM Private Education Loan ABS Summary (1) Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B 13-C 14-A 14-A 15-A 15-B 15-C 14-A 15-A 15-B 15-C Total Bond Amount ($mil) 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 664 689 700 359 382 704 714 701 Initial AAA Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30% 32% 36% 48% 21% 23% 22% 23% Initial Class B Enhancement (%) -- -- -- -- -- -- -- -- 15% 13% 20% 15% 22% 23% -- 40% 12% 13% 13% 14% Loan Program (%) Signature/Law/MBA/Med 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% 26% 27% 52% 81% 0% 0% 0% 0% Smart Option -- -- 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% 50% 50% -- 0% 100% 100% 100% 100% Consolidation 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0% 6% 9% 2% 8% 3% 0% 0% 0% 0% Direct to Consumer 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% 15% 21% 26% 8% 0% 0% 0% 0% Career Training 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 13% 8% 0% 0% 0% 0% Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Loan Status (%) (1) School, Grace, Deferment 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 46% 24% 9% 12% 91% 79% 78% 73% P&I Repayment 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 53% 68% 89% 85% 9% 20% 21% 24% Forbearance 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1% 8% 2% 3% 0% 2% 1% 3% Wtd Avg Term to Maturity (Mo.) 192 189 182 171 164 151 144 148 144 146 143 150 161 155 157 159 140 133 130 127 % Loans with Cosigner 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 79% 80% 64% 38% 93% 92% 92% 92% % Loans with No Cosigner 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 21% 20% 36% 62% 7% 8% 8% 8% Wtd Avg FICO at Origination 737 736 733 735 736 737 740 733 741 740 740 742 739 731 730 625 747 747 746 747 Wtd Avg Recent FICO at Issuance 723 722 720 724 726 728 730 722 733 734 733 741 737 714 726 690 745 744 741 747 WA FICO (Cosigner at Origination) 747 745 744 745 745 745 748 741 751 750 749 750 748 738 742 635 750 750 749 750 WA FICO (Cosigner at Rescored) 736 731 734 732 734 735 738 728 745 746 745 750 746 724 739 697 748 748 745 750 WA FICO (Borrower at Origination) 709 710 704 705 705 707 710 702 703 702 705 707 707 701 704 619 708 714 715 714 WA FICO (Borrower at Rescored) 690 695 688 700 700 702 698 696 683 684 682 701 707 672 704 687 701 702 699 701 Variable Rate Loans 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 89% 97% 100% 100% 85% 82% 82% 82% Wtd Avg Borrower Interest Rate 7.75% 7.45% 6.61% 7.04% 7.23% 7.38% 7.43% 7.70% 6.88% 6.89% 7.13% 6.85% 6.89% 7.60% 5.82% 9.52% 7.82% 8.21% 8.21% 8.27% Legacy SLM Sallie Mae BankNavient

20 Sallie Mae Bank ABS Structures (1) Represents offered amount. SMB retained 5% of Classes A through B and all of Class C ($50mm). Total bond size was $714mm. (2) Overcollateralization for Class A & B bonds (3) Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. SMB 2015-B SMB 2015-C Size $630.8MM(1) $701.0MM Pricing Date July 23, 2015 October 19, 2015 Collateral Smart Option Private Education Loans Smart Option Private Education Loans Servicer Sallie Mae Bank Sallie Mae Bank Overcollateralization (2) 13% 14% Pricing Prepayment Speed (3) 4% 4% Tranche Structure WA Borrower Interest Rate 8.21% 8.27% WA FICO at Issuance 741 747 % Loans with Cosigner 92% 92% Variable Rate Loans 82% 82% Class Amt ($mm) Mdy's WAL Pricing A-1 199.00 Aaa 1.23 1mL +95 A-2a 207.00 Aaa 4.97 IntS +140 A-2b 82.00 Aaa 4.97 1mL +150 A-3 70.00 Aaa 8.20 1mL +205 B 75.00 Aa3 9.52 IntS +265 C 50.00 A3 10.53 IntS +365 Class Amt ($mm) (1) Mdy's WAL Pricing A-1 225.15 Aaa 1.50 1mL +80 A-2a 182.40 Aaa 5.46 IntS +120 A-2b 85.50 Aaa 5.46 1mL +130 A-3 71.25 Aaa 8.40 1mL +180 B 66.50 Aa3 9.67 IntS +235 C Retained A3 10.68 N/A

21 Sallie Mae Bank Servicing Policies Policy Pre-Spin, Legacy SLM Serviced Post-Spin, Sallie Mae Bank Serviced Delinquencies All loans serviced by an affiliate of legacy SLM; loan owned by Sallie Mae Bank sold to legacy SLM after becoming 90+ days past due. Sallie Mae Bank collects delinquent loans thru charge-off, placing emphasis on returning loans to current status during early delinquency. Charge-offs Loans serviced by legacy SLM charge off at 212+ days past due. Loans serviced by Sallie Mae Bank charge off at 120+ days past due. Recoveries Post-charge off collections managed by legacy SLM; recoveries realized over 10+ years. Charged-off loans either collected internally or sold to third parties. Recoveries recognized immediately if charged-off loans sold to third parties. Forbearance Granted for 3 mo. intervals with a 12 month maximum, with fee. Granted for 3 mo. intervals with a 12 month maximum, no fee. Sallie Mae Bank Forbearance Policy - • First choice is always to collect a payment from the borrower or co-signer • If payment is not possible, forbearance temporarily provides borrowers limited time to improve their ability to repay during temporary economic hardship • The vast majority of loans do not use forbearance; those that do, remain in forbearance for less than 12 months

22 Sallie Mae Bank Collections Each customer is approached individually, and the account manager is educated and empowered to identify optimal resolution • Co-borrowers are contacted and collected with similar efforts as the primary borrower Sallie Mae Bank employs a front-loaded, stage based collections approach: • Early Stage Loan Collections (1 – 29 days delinquent as of the first of the month) – Calling activity begins as early as 1 cycle day behind (5 days past their due date in most instances) – Dialer based calling and automated messaging are leveraged for early delinquency – E-mail and letter campaigns complement calling efforts • Mid-Stage Loan Collections (30 – 59 days delinquent as of the first of the month) – Continue early stage activities – Account is assigned to a collector’s queue based on the delinquency and the type of loan. Collection campaign includes telephone attempts and manual & batch skip tracing • Late Stage Loan Collections (60+ days delinquent as of the first of the month) – Continue both early and mid-stage activities – Tenured route management collectors and customized letter campaigns Cash collection is the primary focus, but a variety of tools are also available to collectors to aid in resolving delinquency: – Auto pay – Monthly payment made automatically, prior delinquency cleared with forbearance – Three Pay – After three scheduled monthly payments are made, prior delinquency cleared with forbearance – Rate Reduction – Reduce rate for monthly payment relief, enrolled after three qualifying payments – Rate Reduction with Term Extension – Reduced rate and extended term – Additional programs are available when all other methods are not adequate Bankruptcy Collections Policy – Collection activity stops if both parties on the loan file bankruptcy (borrower and cosigner) or on a non- cosigned loan; otherwise, collections can continue on the non-filing party

23 Sallie Mae Bank Smart Option Private Education Loans FFELP vs. Sallie Mae Bank Smart Option Private Education Loan Comparison FFELP Stafford Loans Sallie Mae Bank Smart Option Private Education Loans(1) Borrower Student Student or Parent Co-signer None Typically a parent Lender Eligible banks and private lenders under FFELP Banks and other private sector lenders Guarantee 97-100% of principal and interest by the U.S. Department of Education Not guaranteed by the U.S. Government or any other entity Interest Subsidy/Special Allowance Payments Paid by the U.S. Department of Education Not Applicable Underwriting Borrower must have no outstanding student loan defaults or bankruptcy Consumer credit underwriting, with minimum FICO, custom credit score model, and judgmental underwriting Pricing Fixed or floating rate depending on origination year and loan program Risk-based pricing, with a variable rate indexed to LIBOR or a fixed rate for life Maximum Amount per Year $5,500-$7,500 for dependent student, based on year in school Up to the full cost of education, less grants and federal loans Repayment Term 10 years, with repayment deferred until after graduation 5 to 15 years, may pay interest or a $25 fixed payment while in school, or may be deferred until after graduation Collections Based on prescribed U.S. Dept of Education regulations Consumer loan collections activities typical for unsecured consumer credit Deferment Permitted for a variety of reasons, including economic hardship Granted to students who return to school, or are involved in active military service Forbearance Permitted for a variety of reasons, including economic hardship Typically granted for economic hardship, up to a maximum of 12 months Dischargeable in Bankruptcy No No (1) (1) Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan imposes an "undue hardship“.

24 Appendix

25 “Core Earnings” to GAAP Reconciliation (1) Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0. (2) “Core Earnings” tax rate is based on the effective tax rate at the Bank where the derivative instruments are held. Mar. 31, Dec. 31, Mar. 31, 2016 2015 2015 (Dollars in thousands, except per share amounts) “Core Earnings” adjustments to GAAP: GAAP net income attributable to SLM Corporation 65,915$ 89,845$ 47,699$ Preferred stock dividends …………………...……… 5,139 4,989 4,823 GAAP net income attributable to SLM Corporation common stock………..……….…….………………. 60,776$ 84,856$ 42,876$ Adjustments: Net impact of derivative accounting(1)...…………… 1,042 (348) (2,269) Net tax effect(2) …….….....……….……….……….. 399 (124) (873) Total “Core Earnings” adjustments to GAAP ……. 643 (224) (1,396) "Core Earnings" attributable to SLM Corporation common stock…………..….........………...………. 61,419$ 84,632$ 41,480$ GAAP diluted earnings per common share ……… 0.14$ 0.20$ 0.10$ Derivative adjustments, net of tax ……………...... - - - “Core Earnings” diluted earnings per common share 0.14$ 0.20$ 0.10$

26 Important Information Regarding Historical Loan Performance Data On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”), and a consumer banking business called SLM Corporation. SLM Corporation’s primary operating subsidiary is Sallie Mae Bank. We sometimes refer to SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as “legacy SLM.” In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off Date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM’s private education loan portfolio originated both prior to and since 2009. As of the Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009. Legacy SLM’s Private Education Loan and ABS Programs Prior to the Spin-Off In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007, legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions. In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008. In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent. The initial loans originated under the Smart Option Student Loan program (the “Interest Only SOSLs”) were variable rate loans and required interest payments by borrowers while in school, which reduced the amounts payable over the loans’ lives and helped establish repaymen t habits among borrowers. In 2010, legacy SLM introduced a second option for its Smart Option Student Loan customers, which required a $25 fixed monthly payment while borrowers were in school (the “Fixed Pay SOSLs”). In 2011, legacy SLM introduced another option for its Smart Option Student Loan customers, which allowed borrowers to defer interest and principal payments until after a student graduates or separates from school (the “Deferred SOSLs”). In 2012, legacy SLM introduced a fixed rate loan option for its Interest Only, Fixed Pay and Deferred SOSLs. Borrowers must select which of these options they prefer at the time of loan origination and are not permitted to change those options once selected. In 2011, legacy SLM included private education loans originated under the Smart Option Student Loan program in its ABS pools for the first time. Between 2011 and 2014, the mix of Smart Option Student Loans included in legacy SLM’s private education loan ABS steadily increased as a percentage of the collateral pools, from 10% initially to 64% in later transactions. Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin Off Originations. Following the Spin-Off, Sallie Mae Bank continued to originate loans under the Smart Option Student Loan program. As of December 31, 2015, it owned $10.5 billion of private education loans, the vast majority of which were Smart Option Student Loans originated since 2009, and three-fourths of which were originated between 2013 and 2015. Navient ceased originating private education loans following the Spin-Off. Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank’s private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns. Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the “SMB 2014-A transaction”). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. In April 2015, Sallie Mae Bank sponsored a second securitization and residual sale, SMB Private Education Loan Trust 2015-A. In July 2015, Sallie Mae Bank sponsored its first on-balance sheet term securitization, SMB Private Education Loan Trust 2015-B. In October 2015, Sallie Mae Bank sponsored another securitization and residual sale, SMB Private Education Loan Trust 2015-C. Sallie Mae Bank services the loans in all of the securitizations it has sponsored following the SMB 2014-A transaction. Additional Information. Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM. Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization. Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs. Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of del inquency. In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance. As a result of the various policies described above, it was not until recently that (a) a meaningful amount of Smart Option Student Loan charge-offs occurred in Sallie Mae Bank’s portfolio, and (b) performance data on Sallie Mae Bank’s owned Smart Option Student Loan portfolio became useful as a basis for evaluating historical trends for Smart Option Student Loans. For the reasons described above, much of Sallie Mae Bank’s historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank’s Smart Option Student Loans.

27 Important Information Regarding Historical Loan Performance Data (cont.) Types of Smart Option Loan Portfolio Data The portfolio data we used in this report comes from two separate sources of information: (1) Combined Smart Option Student Loan Portfolio Data for Legacy SLM, Navient and Sallie Mae Bank. Information in this category is presented on a combined basis for loans originated under the Smart Option Student Loan program, whether originated by Sallie Mae Bank when it was part of legacy SLM or by Sallie Mae Bank post Spin-Off, and regardless of whether the loan is currently held by an ABS trust, or held or serviced by Navient or Sallie Mae Bank. Data in this category is used in the tables below under the following headings: ̶ “Cumulative Defaults by P&I Repayment Vintage and Years in P&I Repayment” This combined Smart Option Student Loan portfolio data provides insight into gross defaults of all Smart Option Student Loans since 2010, regardless of ownership or servicing standard. We believe historical loan performance data since 2010 is more representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts than data available for earlier periods. Data available for earlier periods includes a limited number of Smart Option Student Loan product types, a limited amount of loans in principal and interest repayment status, and limited periods of loan performance history. Loans contained in the combined Smart Option Student Loan portfolio category were serviced by legacy SLM prior to the Spin-Off, and by either Navient or Sallie Mae Bank after the Spin-Off. As noted above, loans serviced by legacy SLM and Navient were serviced pursuant to different policies than those loans serviced by Sallie Mae Bank after the Spin-Off. Specifically, legacy SLM charged off loans after 212 days of delinquency, and Navient has continued this policy. Sallie Mae Bank currently charges off loans after 120 days of delinquency. All loans included in the combined Smart Option Student Loan portfolio were serviced by legacy SLM pursuant to a 212-day charge off policy prior to the Spin-Off. Following the Spin-Off, a portion of the loans included in the combined Smart Option Student Loan portfolio data have been serviced by Navient pursuant to a 212-day charge off policy, and a portion have been serviced by Sallie Mae Bank pursuant to a 120-day charge off policy. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this combined Smart Option Student Loan portfolio data. (2) Legacy SLM Consolidated Smart Option Student Loan Portfolio Data prior to the Spin-Off Date, and Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date. Information in this category is presented (a) prior to the Spin-Off Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the tables below under the following headings: This consolidated Smart Option Student Loan portfolio data provides insight into historical delinquencies and defaults specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust. We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance. Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM servicing policies prior to the Spin-Off. Loans serviced by Sallie Mae Bank and contained in this consolidated Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off. The servicing policies of legacy SLM were different than the servicing policies of Sallie Mae Bank. Specifically, legacy SLM charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consol idated Smart Option Student Loan portfolio data. Any data or other information presented in the charts is for comparative purposes only, and, is not to be deemed a part of any offering of securities. A significant portion of the Smart Option Student Loan performance data described above is provided to Sallie Mae Bank by Navient under a data sharing agreement executed in connection with the Spin-Off. This data sharing agreement expires in 2019. Under the data sharing agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that it provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement. ̶ “31-60 Day Delinquencies (as a Percentage of Loans in P&I Repayment);” ̶ “61-90 Day Delinquencies (as a Percentage of Loans in P&I Repayment);” ̶ “91-plus Day Delinquencies (as a Percentage of Loans in P&I Repayment);” and ̶ “Annualized Gross Defaults (as a Percentage of Loans in P&I Repayment)”